Sweeney, Gates & Co.
                     2691 East Oakland Park Blvd., Suite 302
                            Fort Lauderdale, FL 33306

Securities and Exchange Commission
Filer Support 2
Mail Stop 1-4
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read Item 4 included in the attached Form 8-K dated February 22, 2000 of 1st Internet Group, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Sweeney, Gates & Co.
------------------------
Sweeney, Gates & Co.

cc:          P. Jason Ling
             Chief Financial Officer